Exhibit 99.5

B6 Summary (Official Form 6 - Summary) (12/07)

United States Bankruptcy Court

In re	TVI Corporation	,	Case No.	09-15677
Debtor
			Chapter	11

SUMMARY OF SCHEDULES

Indicate as to each schedule whether that schedule is attached and state the number of pages in each. Report the totals from Schedules A, B, D, E, F, I, and J in the boxes provided. Add the amounts from Schedules A and B to determine the total amount of the debtor’s assets. Add the amounts of all claims from Schedules D, E, and F to determine the total amount of the debtor’s liabilities. Individual debtors also must complete the “Statistical Summary of Certain Liabilities and Related Data” if they file a case under chapter 7, 11, or 13.

NAME OF SCHEDULE		ATTACHED (YES/NO)	NO. OF SHEETS	ASSETS		LIABILITIES	OTHER

A -	Real Property	NO		$

B -	Personal Property	YES	10		$4,711,957.49

C -	Property Claimed as Exempt	NO

D -	Creditors Holding Secured Claims	YES	2			$27,606,957.02

E -	Creditors Holding Unsecured Priority Claims (Total of Claims on Schedule E)	NO				$

F -	Creditors Holding Unsecured Nonpriority Claims	YES	4			$1,921,564.14

G -	Executory Contracts and Unexpired Leases	YES	2

H -	Codebtors	YES	1

I -	Current Income of Individual Debtor(s)	N/A					$

J -	Current Expenditures of Individual Debtors(s)	N/A					$

	TOTAL		19		$4,711,957.49	$29,528,521.16

B 6B (Official Form 6B) (12/07)

In re	TVI CORPORATION	,	Case No.	09-15677
Debtor			(If known)

SCHEDULE B - PERSONAL PROPERTY

Except as directed below, list all personal property of the debtor of whatever kind. If the debtor has no property in one or more of the categories, place an “x” in the appropriate position in the column labeled “None.” If additional space is needed in any category, attach a separate sheet properly identified with the case name, case number, and the number of the category. If the debtor is married, state whether the husband, wife, both, or the marital community own the property by placing an “H,” “W,” “J,” or “C” in the column labeled “Husband, Wife, Joint, or Community.” If the debtor is an individual or a joint petition is filed, state the amount of any exemptions claimed only in Schedule C - Property Claimed as Exempt.

Do not list interests in executory contracts and unexpired leases on this schedule. List them in Schedule G - Executory Contracts and Unexpired Leases.

If the property is being held for the debtor by someone else, state that person’s name and address under “Description and Location of Property.” If the property is being held for a minor child, simply state the child’s initials and the name and address of the child’s parent or guardian, such as “A.B., a minor child, by John Doe, guardian.” Do not disclose the child’s name. See, 11 U.S.C. §112 and Fed. R. Bankr. P. 1007(m).

TYPE OF PROPERTY	NONE	DESCRIPTION AND LOCATION OF PROPERTY	HUSBAND, WIFE, JOINT, OR COMMUNITY	CURRENT VALUE OF DEBTOR’S INTEREST IN PROPERTY, WITH- OUT DEDUCTING ANY SECURED CLAIM OR EXEMPTION

1. Cash on hand.		Petty cash		$1.68

2. Checking, savings or other financial accounts, certificates of deposit or shares in banks, savings and loan, thrift, building and loan, and home-stead associations, or credit unions, brokerage houses, or cooperatives.		See Schedule B-2		$517,490.66

3. Security deposits with public utilities, telephone companies, land-lords, and others.		Landlord Deposit - Glenn Dale Business Center, LLC P.O Box 222112, Chantilly, VA 20153		$47,970.63

4. Household goods and furnishings, including audio, video, and computer equipment.	X

5. Books; pictures and other art objects; antiques; stamp, coin, record, tape, compact disc, and other collections or collectibles.	X

6. Wearing apparel.	X

7. Furs and jewelry.	X

8. Firearms and sports, photo graphic, and other hobby equipment.	X

9. Interests in insurance policies. Name insurance company of each policy and itemize surrender or refund value of each.	X

10. Annuities. Itemize and name each issuer.	X

11. Interests in an education IRA as defined in 26 U.S.C. § 530(b)(1) or under a qualified State tuition plan as defined in 26 U.S.C. § 529(b)(1). Give particulars. (File separately the record(s) of any such interest(s). 11 U.S.C. § 521(c).)

X

B 6B (Official Form 6B) (12/07) -- Cont.

In re	TVI CORPORATION	,	Case No.	09-15677
Debtor			(If known)

SCHEDULE B - PERSONAL PROPERTY

(Continuation Sheet)

TYPE OF PROPERTY	NONE	DESCRIPTION AND LOCATION OF PROPERTY	HUSBAND, WIFE, JOINT, OR COMMUNITY	CURRENT VALUE OF DEBTOR’S INTEREST IN PROPERTY, WITH- OUT DEDUCTING ANY SECURED CLAIM OR EXEMPTION

12. Interests in IRA, ERISA, Keogh, or other pension or profit sharing plans. Give particulars.	X

13. Stock and interests in incorporated and unincorporated businesses. Itemize.		See Schedule B-13		Unknown

14. Interests in partnerships or joint ventures. Itemize.	X

15. Government and corporate bonds and other negotiable and non-negotiable instruments.	X

16. Accounts receivable.		Trade accounts for sale of goods and services		$996,946.55

17. Alimony, maintenance, support, and property settlements to which the debtor is or may be entitled. Give particulars.	X

18. Other liquidated debts owed to debtor including tax refunds. Give particulars.		See Schedule B-18		$549,625.17

19. Equitable or future interests, life estates, and rights or powers exercisable for the benefit of the debtor other than those listed in Schedule A – Real Property.	X

20. Contingent and noncontingent interests in estate of a decedent, death benefit plan, life insurance policy, or trust.	X

21. Other contingent and unliquidated claims of every nature, including tax refunds, counterclaims of the debtor, and rights to setoff claims. Give estimated value of each.	X

B 6B (Official Form 6B) (12/07) -- Cont.

In re	TVI CORPORATION	,	Case No.	09-15677
Debtor			(If known)

SCHEDULE B - PERSONAL PROPERTY

(Continuation Sheet)

TYPE OF PROPERTY	NONE	DESCRIPTION AND LOCATION OF PROPERTY	HUSBAND, WIFE, JOINT, OR COMMUNITY	CURRENT VALUE OF DEBTOR’S INTEREST IN PROPERTY, WITH- OUT DEDUCTING ANY SECURED CLAIM OR EXEMPTION

22. Patents, copyrights, and other intellectual property. Give particulars.	X			Unknown

23. Licenses, franchises, and other general intangibles. Give particulars.

24. Customer lists or other compilations containing personally identifiable information (as defined in 11 U.S.C. § 101(41A)) provided to the debtor by individuals in connection with obtaining a product or service from the debtor primarily for personal, family, or household purposes.

	X

25. Automobiles, trucks, trailers, and other vehicles and accessories.		See Schedule B-25		$0.00

26. Boats, motors, and accessories.	X

27. Aircraft and accessories.	X

28. Office equipment, furnishings, and supplies.		Office Equipment, Computer Equipment, Supplies, and Furniture located at 7100 Holladay Tyler Road, Glenn Dale, MD 20769 Net book value (estimate of market value)		$72,197.90

29. Machinery, fixtures, equipment, and supplies used in business.		Machinery, Fixtures, Equipment, and Business Supplies located at 7100 Holladay Tyler Road, Glenn Dale, MD 20769 Net book value (estimate of market value)		$284,763.61

30. Inventory.		See Schedule B-30		$1,826,110.50

31. Animals.	X

32. Crops - growing or harvested. Give particulars.	X

33. Farming equipment and implements.	X

34. Farm supplies, chemicals, and feed.	X

35. Other personal property of any kind not already listed. Itemize.		See Schedule B-35		$416,850.79

		0 continuation sheets attached	Total	$4,711,957.49

(Include amounts from any continuation sheets attached. Report total also on Summary of Schedules.)

TVI Corporation

Case No. 09-15677

Attachment B-2 to Schedule B

Checking, savings or other financial accounts, certificates of deposit or shars in banks, savings and loan, thrift, building and loan, and homestead associations, or credit unions, brokerage houses, or cooperatives

Financial Institution	Address	Account Number	Description	Balance
Branch Banking and Trust Co.	8200 Greensboro Drive, Suite 1000 McLean, VA 22102-3857	0005155319900	TVI Corporation - Operating Account	514,630.00
Branch Banking and Trust Co.	8200 Greensboro Drive, Suite 1000 McLean, VA 22102-3857	0005155319927	TVI Corporation - Payroll Account	—
Branch Banking and Trust Co.	8200 Greensboro Drive, Suite 1000 McLean, VA 22102-3857	0000153234248	TVI Corporation (Collateral)	—
Chevy Chase Bank	7501 Wisconsin Avenue Bethesda, MD 20814	761-430097-1	TVI Corporation	2,860.66
				$517,490.66

TVI Corporation

Case No. 09-15677

Attachment B-13 to Schedule B

Stock and interests in incoprorated an unincorporated businesses

Description	Address	Percentage Ownership	Current value of debtor's Interest in Property
Common stock - Safety Tech International, Inc.	5703 Industry Lane
	Frederick, MD 21704	100%	Unknown

Common stock - Signature Special Event Services, Inc.	1332 Londontown Blvd., Building B
	Eldersburg, MD 21784	100%	Unknown

Common stock - CAPA Manufacturing Corp.	7100 Holladay Tyler Road
	Glenn Dale, MD 20769	100%	Unknown

TVI Corporation

Case No. 09-15677

Attachment B-18 to Schedule B

Other liquidated debts owed to debtor, including tax refunds

Description and Location of Property	Current value of debtor's Interest in Property
Employee advances	$5,650.00
Income tax receivable	542,410.00
Other receivable	1,565.17
$549,625.17

TVI Corporation
Case No. 09-15677
Attachment B-22 to Schedule B
Patents, copyrights, and other intellectual property

Title	Country	Number	Date Filed	Expiration Date	Estimated Value
Quick Erect Shelter Apparatus	U.S.	5,943,837	8/31/1999	1/29/2017	Unknown
Inverted V-Shaped Display Framework	U.S.	6,244,011	6/12/2001	9/20/2019	Unknown
Rapid Deploy Roller Transfer Device	U.S.	6,729,460	5/4/2004	3/29/2021	Unknown
Rapid Deploy Hazmat Containment Device	U.S.	6,953,127	10/11/2005	2/23/2021	Unknown
Self-Sealing Protection Filter Port	U.S.	7,101,412	9/5/2006	1/30/2024	Unknown
Method for Manufacturing Filter Canisters and Tracking Quality Assurance	U.S.	7,320,205	1/22/2008	4/18/2026	Unknown
Personnel Marker	U.S.	D 553,298	10/16/2007	10/16/2021	Unknown
Portable Decontamination System	U.S.	7,131,236	11/7/2006	5/6/2023	Unknown
Liquid Delivery System of Gas Mask	U.S.	7,198,079	4/3/2007	1/18/2025	Unknown
Pneumatic Sealing System for Protection Masks	U.S.	7,273,052	9/25/2007	12/12/2024	Unknown
Changeover Valve and Dual Air Supply Breathing Apparatus	U.S.	7,082,944	8/1/2006	Pending	Unknown
Breath Controlled Air Inlet For Blower	U.S.	7,458,390	12/2/2008	6/28/2026	Unknown
Personnel Marker	U.S.	D563,602	3/4/2008	3/4/2022	Unknown
Personnel Marker	U.S.	D567,449	4/22/2008	4/22/2022	Unknown
Thin Profile Air Purifying Blower Unit and Filter Cartridges, and Method of Use	U.S.	7,469,699	12/30/2008	9/29/2024	Unknown
Marking System	U.S.	10/970,797	10/21/2004	Pending	Unknown
Infrared Communications System and Method	U.S.	11/103,170	4/11/2005	Pending	Unknown
Modular Air Purification Unit	U.S.	7520910 B2	4/2/2009	11/17/2026	Unknown
Method for Manufacturing Filter Canisters and Tracking Quality Assurance	U.S.	12/009,838	1/22/2008	Pending	Unknown
Personnel Marker	U.S.	11/392,307	3/29/2006	Pending	Unknown
Infrared Reflective Tape Squares	U.S.	11/441,279	5/25/2006	Pending	Unknown
Collapsible Patient Isolation Pod	U.S.	11/452,189	6/13/2006	Pending	Unknown
Portable Decontamination System	U.S.	11/529,642	9/29/2006	Pending	Unknown
Partition System	U.S.	10/892,410	7/16/2004	Pending	Unknown
Breath Responsive Filter Blower Respirator System	U.S.	10/715,861	11/19/2003	Pending	Unknown
Pressure Indicator for Positive Pressure Protection Masks	U.S.	10/856,775	6/1/2004	Pending	Unknown
Breath Responsive Filter Blower Respirator	Europe	4,725,592	4/2/2004	Pending	Unknown
Breath Responsive Powered Air-Purifying Respirator	U.S.	11/893,124	8/14/2007	Pending	Unknown
Changeover Valve and Dual Air Supply Breathing Apparatus	Europe	3,786,584	11/5/2003	Pending	Unknown
Changeover Valve and Dual Air Supply Breathing Apparatus	Canada	CA 2,567,725	11/5/2003	Pending	Unknown

Trademarks
INTELLIJET	U.S.	2954303	38496	N/A	Unknown
TVI CORPORATION	U.S.	3343786	39413	N/A	Unknown

TVI Corporation

Case No. 09-15677

Attachment B-25 to Schedule B

Automobiles, trucks, trailers and other vehicles and accessories

Make	Model	Year	Description	Location	Net Book Value (1)
Ford	E150	1999	White van	7100 Holladay Tyler Road,
				Glenn Dale, MD 20769	$—
Chevrolet	2500	2004		7100 Holladay Tyler Road,
				Glenn Dale, MD 20769	—
Intel TL		2005	30 ft large equipment trailer	7100 Holladay Tyler Road,
				Glenn Dale, MD 20769	—
Qual TL		2006	Trailer	7100 Holladay Tyler Road,
				Glenn Dale, MD 20769	—
Kentucky Mfg		1998	Trailer	7100 Holladay Tyler Road,
				Glenn Dale, MD 20769	—
Trailerlogic		2007	Utility Trailer	7100 Holladay Tyler Road,
				Glenn Dale, MD 20769	—
Total					$—

(1) Net book value for all vehicles is zero, which estimates market value.

TVI Corporation

Case No. 09-15677

Attachment B-30 to Schedule B

Inventory

Description and Location of Property	Current value of debtor's Interest in Property
Raw materials	$935,501.56	(1)
Work-in-progress	154,959.38	(1)
Finished goods	389,147.66	(2)
Finished goods - demo	346,501.90	(1)

	$1,826,110.50

(1) Cost basis or net book value indicates value

(2) Estimated selling value

TVI Corporation

Case No. 09-15677

Attachment B-35 to Schedule B

Other personal property of any kind not already listed

Description and Location of Property	Current value of debtor's Interest in Property
Prepaid business insurance	$114,499.65
Don Wilson Consulting, expense advance	3,500.00
Smart Business Advisory & Consulting, LLC	5,000.00
Business Technical Consulting	4,756.25
Prepaid expense	24,094.89
Chapter 11 retainer, Duane Morris	115,000.00
Chapter 11 retainer, Buccino & Associates, Inc.	150,000.00

$416,850.79

Notes:

The trial balance reflects an intercompany receivable of $23,139,934.40 which is offset by an intercompany payable at Safety Tech International, Inc. (Case No. 09-15684) in the same amount.

The trial balance reflects an intercompany receivable of $31,767,329.89 which is offset by an intercompany payable at Signature Special Event Services, Inc. (Case No. 09-15686)in the same amount.

B 6D (Official Form 6D) (12/07)

In re	TVI CORPORATION	,	Case No.	09-15677
Debtor			(If known)

SCHEDULE D - CREDITORS HOLDING SECURED CLAIMS

State the name, mailing address, including zip code, and last four digits of any account number of all entities holding claims secured by property of the debtor as of the date of filing of the petition. The complete account number of any account the debtor has with the creditor is useful to the trustee and the creditor and may be provided if the debtor chooses to do so. List creditors holding all types of secured interests such as judgment liens, garnishments, statutory liens, mortgages, deeds of trust, and other security interests.

List creditors in alphabetical order to the extent practicable. If a minor child is the creditor, state the child's initials and the name and address of the child's parent or guardian, such as "A.B., a minor child, by John Doe, guardian." Do not disclose the child's name. See, 11 U.S.C. §112 and Fed. R. Bankr. P. 1007(m). If all secured creditors will not fit on this page, use the continuation sheet provided.

If any entity other than a spouse in a joint case may be jointly liable on a claim, place an “X” in the column labeled “Codebtor,” include the entity on the appropriate schedule of creditors, and complete Schedule H – Codebtors. If a joint petition is filed, state whether the husband, wife, both of them, or the marital community may be liable on each claim by placing an “H,” “W,” “J,” or “C” in the column labeled “Husband, Wife, Joint, or Community.”

If the claim is contingent, place an “X” in the column labeled “Contingent.” If the claim is unliquidated, place an “X” in the column labeled “Unliquidated.” If the claim is disputed, place an “X” in the column labeled “Disputed.” (You may need to place an “X” in more than one of these three columns.)

Total the columns labeled “Amount of Claim Without Deducting Value of Collateral” and “Unsecured Portion, if Any” in the boxes labeled “Total(s)” on the last sheet of the completed schedule. Report the total from the column labeled “Amount of Claim Without Deducting Value of Collateral” also on the Summary of Schedules and, if the debtor is an individual with primarily consumer debts, report the total from the column labeled “Unsecured Portion, if Any” on the Statistical Summary of Certain Liabilities and Related Data.

☐            Check this box if debtor has no creditors holding secured claims to report on this Schedule D.

CREDITOR’S NAME AND MAILING ADDRESS INCLUDING ZIP CODE AND AN ACCOUNT NUMBER (See Instructions Above.)	CODEBTOR	HUSBAND, WIFE, JOINT, OR COMMUNITY	DATE CLAIM WAS INCURRED, NATURE OF LIEN, AND DESCRIPTION AND VALUE OF PROPERTY SUBJECT TO LIEN	CONTINGENT	UNLIQUIDATED	DISPUTED	AMOUNT OF CLAIM WITHOUT DEDUCTING VALUE OF COLLATERAL	UNSECURED PORTION, IF ANY

ACCOUNT NO.
Branch Banking & Trust Co			Term Loan -
8200 Greensboro Dr.			Secured by all				$17,103,291.61	Unknown
#1000			corporate assets
McLean, VA 22102-3857			VALUE $

ACCOUNT NO.			Revolving Line -
Branch Banking & Trust Co			Secured by A/R,
8200 Greensboro Dr.			and inventory				$10,227,876.27	Unknown
#1000
McLean, VA 22102-3857			VALUE $

ACCOUNT NO.
Branch Banking & Trust Co			Commercial
8200 Greensboro Dr.			Credit Agreement				$156,081.93	Unknown
#1000
McLean, VA 22102-3857			VALUE $

1. continuation sheets			Subtotal				$27,487,249.81	$
attached			(Total of this page)

			Total				$	$
(Use only on last page)

							(Report also on Summary of Schedules.)	(If applicable, report also on Statistical Summary of Certain Liabilities and Related Data.)

B 6D (Official Form 6D) (12/07) — Cont.

In re	TVI CORPORATION	,	Case No.	09-15677
	Debtor			(if known)

SCHEDULE D - CREDITORS HOLDING SECURED CLAIMS

(Continuation Sheet)

CREDITOR’S NAME AND MAILING ADDRESS INCLUDING ZIP CODE AND AN ACCOUNT NUMBER (See Instructions Above.)	CODEBTOR	HUSBAND, WIFE, JOINT, OR COMMUNITY	DATE CLAIM WAS INCURRED, NATURE OF LIEN, AND DESCRIPTION AND VALUE OF PROPERTY SUBJECT TO LIEN	CONTINGENT	UNLIQUIDATED	DISPUTED	AMOUNT OF CLAIM WITHOUT DEDUCTING VALUE OF COLLATERAL	UNSECURED PORTION, IF ANY

ACCOUNT NO.

Branch Banking & Trust Co 8200 Greensboro Dr. #1000 McLean, VA 22102-3857			Interest payable, Term Loan, Revolving Credit Facility				$8,307.21	Unknown

			VALUE $

ACCOUNT NO.

Branch Banking & Trust Co 8200 Greensboro Dr. #1000 McLean, VA 22102-38			Letter of credit - Secured by A/R, and inventory	X			$111,400.00	Unknown

			VALUE $

ACCOUNT NO.

			VALUE $

ACCOUNT NO.

			VALUE $

ACCOUNT NO.

			VALUE $

Sheet no. 1 of 1 continuation sheets attached to Schedule of Creditors Holding Secured Claims			Subtotal (s) (Total(s) of this page)				$119,707.21	$

			Total(s) (Use only on last page)				$27,606,957.02	$

							(Report also on Summary of Schedules.)	(If applicable, report also on Statistical Summary of Certain Liabilities and Related Data.)

B 6F (Official Form 6F) (12/07)

In re	TVI CORPORATION	,	Case No.	09-15677
	Debtor			(if known)

SCHEDULE F - CREDITORS HOLDING UNSECURED NONPRIORITY CLAIMS

State the name, mailing address, including zip code, and last four digits of any account number, of all entities holding unsecured claims without priority against the debtor or the property of the debtor, as of the date of filing of the petition. The complete account number of any account the debtor has with the creditor is useful to the trustee and the creditor and may be provided if the debtor chooses to do so. If a minor child is a creditor, state the child’s initials and the name and address of the child’s parent or guardian, such as “A.B., a minor child, by John Doe, guardian.” Do not disclose the child’s name. See, 11 U.S.C. § 112 and Fed. R. Bankr. P. 1007(m). Do not include claims listed in Schedules D and E. If all creditors will not fit on this page, use the continuation sheet provided.

If any entity other than a spouse in a joint case may be jointly liable on a claim, place an “X” in the column labeled “Codebtor,” include the entity on the appropriate schedule of creditors, and complete Schedule H - Codebtors. If a joint petition is filed, state whether the husband, wife, both of them, or the marital community may be liable on each claim by placing an “H,” “W,” “J,” or “C” in the column labeled “Husband, Wife, Joint, or Community.”

If the claim is contingent, place an “X” in the column labeled “Contingent.” If the claim is unliquidated, place an “X” in the column labeled “Unliquidated.” If the claim is disputed, place an “X” in the column labeled “Disputed.” (You may need to place an “X” in more than one of these three columns.)

Report the total of all claims listed on this schedule in the box labeled “Total” on the last sheet of the completed schedule. Report this total also on the Summary of Schedules and, if the debtor is an individual with primarily consumer debts, report this total also on the Statistical Summary of Certain Liabilities and Related Data..

☐ Check this box if debtor has no creditors holding unsecured claims to report on this Schedule F.

CREDITOR’S NAME, MAILING ADDRESS INCLUDING ZIP CODE, AND ACCOUNT NUMBER (See instructions above.)	CODEBTOR	HUSBAND, WIFE, JOINT, OR COMMUNITY	DATE CLAIM WAS INCURRED AND CONSIDERATION FOR CLAIM. IF CLAIM IS SUBJECT TO SETOFF, SO STATE.	CONTINGENT	UNLIQUIDATED	DISPUTED	AMOUNT OF CLAIM

ACCOUNT NO.

See Attachment to Schedule F							$1,921,564.14

ACCOUNT NO.

ACCOUNT NO.

ACCOUNT NO.

						Subtotal	$1,921,564.14

continuation sheets attached						Total	$1,921,564.14
		(Use only on last page of the completed Schedule F.) (Report also on Summary of Schedules and, if applicable, on the Statistical Summary of Certain Liabilities and Related Data.)

TVI Corporation

Case No. 09-15677

Attachment to Schedule F

Creditors Holding Unsecured Claims

							Date claim was incurred and	Subject to Setoff				Total Amount of
Creditor’s Name	Address 1	Address 2	City	State	Zip Code	Country	consideration for claim	Y/N	Contingent	Unliquidated	Disputed	Claim
A & B Concept Solutions	111 NEIGHBORS ROAD		CENTREVILLE	MD	21617		Trade debt					$1,989.75
AaLadin Cleaning Systems	32584 477th Avenue		Elk Point	SD	57025-9702		Trade debt					49,035.22
ADP SCREENING & SELECTION SERVICES	36307 TREASURY CENTER		Chicago	IL	60694-6300		Trade debt					204.71
Advanced Equipment	PO Box 3370		Capitol Heights	MD	20791		Trade debt					4,174.28
Adventure Lights Inc.	444 Beaconsfield Boulevard, Suite 205		Beaconsfield	Quebec	H9W 4C1	Canada	Trade debt					760.00
AFLAC	1932 Wynnton Road		Columbus	GA	31999-0001		Trade debt					3,156.84
AICCO, INC.	1001 WINSTEAD DRIVE		CARY	NC	27513		Insurance premium financing					71,777.47
AIR ISO	79 Fillmore Avenue		Tonawanda	NY	14150-2335		Trade debt					696.84
Allied Electronics Inc.	7410 Pebble Drive		Fort Worth	TX	76118		Trade debt					2,130.50
ALPHA ELECTRIC	17310 Queen Anne Bridge Rd.		Bowie	MD	20716		Trade debt					237.50
ALTMAN GROUP, INC.	1200 Wall Street West		Lyndhurst	NJ	07071		Trade debt					41,632.92
AMERICAN STOCK TRANSFER & Co.	TRUST COMPANY		NEW YORK	NY	10038		Trade debt					1,000.00
ARAMARK	141 Long Water Drive		Norwell	MA	02061		Trade debt					65.79
Arnold’s Factory Supplies	3101 Washington Boulevard		Baltimore	MD	21230		Trade debt					13,334.85
ARONSON & COMPANY	700 KING FARM BOULEVARD		ROCKVILLE	MD	20850		Trade debt					3,761.00
ASHER BARTOS ADVERTISING	7533 Main Street		Sykesville	MD	21784		Trade debt					8,637.72
AT&T MOBILITY	P.O. BOX 6463		CAROL STREAM	IL	60197-6463		Trade debt					1,316.22
Atlanta Army-Navy Supply Co.	1125 Hayes Industrial Drive		Marietta	GA	30062-2428		Trade debt					269.00
ATLANTIC LIFT TRUCK	P.O. BOX 17126		Baltimore	MD	21297-1126		Trade debt					387.40
Atlantic Tactical	772 Corporate Circle		New Cumberland	PA	17070		Trade debt					357.12
Baltimore Gas & Electric	PO BOX 13070		PHILADELPHIA	PA	19101-3070		Trade debt					14,926.68
BioPlastics	34655 Mills Road		N. Ridgeville	OH	44039		Trade debt					3,156.05
BondCote Corporation	509 Burgis Avenue, PO Box 729		Pulaski	VA	24301		Trade debt					17,389.56
Bowles Fluidics Corp.	6625 Dobbin Road		Columbia	MD	21045		Trade debt					2,682.50
BREDE/ALLIED CONVENTION SERVICE	2502 LAKE ORANGE DRIVE		ORLANDO	FL	32837		Trade debt					225.00
BROADRIDGE	P.O. BOX 23487		NEWARK	NJ	07189		Trade debt					32,404.81
BUSINESS TECHNICAL CONSULTING	3306 EXECUTIVE PKWY		TOLEDO	OH	43606-1335		Trade debt					1,369.60
CAPTURE CONSULTING LLC	ATTN: Catherine Nelson	900 NOTTINGHAM CIRCLE	Southlake	TX	76092		Trade debt					4,942.11
CAT Entertainment Services	10421 Fern Hill Drive		Riverview	FL	33578		Trade debt					2,500.00
CINTAS FIRST AID & SAFETY	10611 IRON BRIDGE RD.		JESSUP	MD	20794		Trade debt					462.09
CITRIX ONLINE	FILE 50264		LOS ANGELES	CA	90074-0264		Trade debt					1,080.00
Coats American Inc.	PO BOX 60124		CHARLOTTE	NC	28260		Trade debt					936.75
ConferenceCall.com	Suite 214		Carrollton	TX	75007-4458		Trade debt					4,786.04
CON-WAY FREIGHT INC.	P.O. BOX 5160		PORTLAND	OR	97208-5160		Trade debt					19,302.32
DE LAGE LANDEN FINANCIAL SERVICES	REF. NO. 24653115		PHILA,	PA	19101-1601		Trade debt					8,508.81
DELL COMPUTER	DFS ACCEPTANCE; PMT PROCESS CNTR		CAROL STREAM	IL	60197		Trade debt					24,235.39
DELLBRIDGE	6990 COLUMBIA GATEWAY DRIVE		COLUMBIA	MD	21046		Trade debt					15,000.00
DG3 NORTH AMERICA, INC.	100 BURMA ROAD		JERSEY CITY	NJ	07305		Trade debt					14,906.30
Digi-Key Corporation	701 Brooks Avenue South		Thief River Falls	MN	56701		Trade debt					40.38
DILLON TAX CONSULTING	4 STEELE AVE		ANNAPOLIS	MD	21401		Trade debt					2,224.57
Distribution by Air, Inc.	P.O. Box 6090		Somerset	NJ	08875-6090		Trade debt					12,154.20
Don Wilson, Consultant	7495 Covent Wood Court		Annandale	VA	22003		Trade debt				X	9,047.65
Eagle Components, Inc.	19228 Orbit Drive		Gaithersburg	MD	20879		Trade debt					5,899.95
EC LINC	705-B Dale Avenue		Charlottesville	VA	22902		Trade debt					172.53
EDGAR ONLINE,inc	50 WASHINGTON STREET,9TH FLOOR		Norwalk	CT	06854		Trade debt					1,236.00
Enerco Group, Inc.	Eneco/Mr. Heater		Cleveland	OH	44135		Trade debt					3,813.76
Federal Express Corporation	P. O. BOX 371461		Pittsburgh	PA	15250-7461		Trade debt					504.88
Federal Fabrics-Fibers Inc.	45 W. Adams Street		Lowell	MA	01851		Trade debt					84,540.22
FILTREX CORPORATION	806 Race Road		Baltimore	MD	21221-6913		Trade debt					152.63
FIRST FREIGHT INC	806-K CROMWELL PARK DRIVE		GLEN BURNIE	MD	21061		Trade debt					109.43
Fisher Scientific	2000 PARK LANE DRIVE		PITTSBURGH	PA	15275		Trade debt	Y				2,637.60
Flexfirm Products, Inc.	2300 North Chico Avenue		South El Monte	CA	91733		Trade debt					16,805.29
Fooksman, Michael							Wages, salaries and commissions					3,473.10
force 3, inc	2151 Priest Bridge Dr		Crofton	MD	21114		Trade debt					11,370.75
Frank W. Winne & Son, Inc.	521 SELLOWSHIP RD.	SUITE 115	Mt. Laurel	NJ	08054		Trade debt					225.00
GE POLYMERSHAPES	8255 PATUXENT RANGE ROAD		JESSUP	MD	20794		Trade debt					678.00
Gerber Technology Inc.	24 Industrial Park Road West		Tolland	CT	06084		Trade debt					1,145.01
Glenn Dale Business Center, LLC	c/o Continental Realty Corp.	1427 Clarkview Road, Ste 500	Baltimore	MD	21209-2100		Trade debt					66,277.22
Global Protection	444 KELLY DRIVE, UNIT 3A- PO BOX 1399		WEST BERLIN	NJ	08091		Trade debt					643.99
GLOBAL TELECOMMUNICATIONS BROKERS	P O BOX 568		OWINGS MILLS	MD	21117-0568		Trade debt					3,516.36
GraybaR	4800 Forbes Boulevard		Lanham	MD	20706		Trade debt					4,110.80
GREENBERG,GRANT & RICHARDS INC	5858 WESTHEIMER #500		Houston	TX	77057		Trade debt					2,189.78
GRIMCO, INC.	1585 Fencorp Drive		Fenton	MO	63026		Trade debt					375.49
GROSS MENDELSOHN	36 SOUTH CHARLES STREET		BALTIMORE	MD	21201-3172		Trade debt					23,786.40
HAROLD J. SYKORA	5000 SOUTH ABBOTT PLACE		SIOUX FALLS	SD	57108		Trade debt		X			9,150.00
HELEN BENTLEY & ASSOCIATES, INC.	P.O. BOX 413		LUTHERVILLE	MD	21094-0413		Trade debt					10,172.79
Holco, Inc	39 Francis Ave		Ambler	PA	19002		Trade debt					1,950.00
HUDSON GLOBAL RESOURCES	P.O. BOX 8500-4406		PHILADELPHIA	PA	19178-4406		Trade debt					29,376.75
Hughes, Harley A							Wages, salaries and commissions					13,221.35
I.F. Associates, Inc.	3145 Bordentown Avenue		Parlin	NJ	08859		Trade debt					7,200.00
IMPACT OFFICE PRODUCTS	5640-J Sunnyside Avenue		Beltsville	MD	20705		Trade debt					17,916.59
INNOVATIVE AUTOMATION & CONTROLS, INC.	11459 Cronhill Drive		Owings MIlls	MD	21117		Trade debt					1,564.03
J&G Products / Ferguson Enterprises	11730 Baltimore Avenue		Beltsville	MD	20705		Trade debt					5,505.16
J. O. King, Inc.	8041-B Arrowridge Blvd.		Charlotte	NC	28273		Trade debt					390.00

1

TVI Corporation
Case No. 09-15677
Attachment to Schedule F
Creditors Holding Unsecured Claims

							Date claim was incurred and	Subject to Setoff				Total Amount of
Creditor’s Name	Address 1	Address 2	City	State	Zip Code	Country	consideration for claim	Y/N	Contingent	Unliquidated	Disputed	Claim
JACK M SIEGEL	72 Wildwood Ave		Newton	MA	02460		Trade debt					1,888.72
Jameson L.L.C.	P.O. 534376		Atlanta	GA	30353-4376		Trade debt					6,704.00
JGB Enterprises	2540 Walden Ave.		Cheektowaga	NY	14225		Trade debt					2,080.00
John S.Connor,Inc	401 East Pratt Street		Baltimore	MD	21202		Trade debt					14,318.71
KING’S EYE, INC	2121 BOBBYBER DR.		VIENNA	VA	22182		Trade debt					32,167.32
KLEINFELD KAPLAN AND BECKER, LLP	1140 NINETEENTH STREET, N.W.		WASHINGTON	DC	20036-6606		Trade debt					25,137.89
Konica	USA INC.		ATLANTA	GA	30384-3718		Trade debt					4,980.85
Kubicsko, Stephen							Wages, salaries and commissions					5,517.65
LAUBE TECHNOLOGY	POST OFFICE BOX 6079		Camarillo	CA	93011-6079		Trade debt					4,628.00
Lechler,Inc	Dept-77-3276		Chicago	IL	60678-3276		Trade debt					1,450.00
LIBERTY MUTUAL GROUP	P.O. BOX 7247-0109		PHILADELPHIA	PA	19170-0109		Trade debt				X	40,943.00
LIBERTY MUTUAL GROUP	P.O. BOX 7247-0109		PHILADELPHIA	PA	19170-0109		Insurance premium financing					49,359.01
Marelco, Inc.	10213 Bacon Drive		Beltsville	MD	20705		Trade debt					996.00
Mark Hammond	2522 Coxshire Lane		Davidsonville	MD	21035		Director fees					8,875.00
MARYLAND UNEMPLOYMENT INS. FUND	DIVISION OF UNEMPLOYMENT INSURANCE		BALTIMORE	MD	21203-1683		Trade debt					120.00
Masterman’s	11 C Street		Auburn	MA	01501-0411		Trade debt					317.06
McCrone, Robert							Wages, salaries and commissions					6,270.59
McMaster-Carr Supply Co.	P.O. Box 440		New Brunswick	NJ	08903-0440		Trade debt					2,395.27
McMullen, John							Wages, salaries and commissions					2,583.55
MECHANICAL SYSTEMS INC	4022 Blackburn Lane		Burtonsville	MD	20866		Trade debt					3,395.41
MERRILL COMMUNICATIONS LLC	CM-9638		St. Paul	MN	55170-9638		Trade debt					480.00
MILLENNIUM SOLUTIONS GROUP	608 SW D AVENUE, SUITE 1		LAWTON	OK	73502		Trade debt					9,000.00
Minuteman Press	2187 CRYSTAL PLAZA ARCADE		ARLINGTON	VA	22202		Trade debt					64.89
MSC Industrial Supply Co.	100 MSC Drive		Jonestown	PA	117038		Trade debt					3,499.66
MULTIQUIP INC.	23688 NETWORK PLACE		CHICAGO	IL	60673-1633		Trade debt					31,978.50
Naizil Inc.	12667 Coleraine Drive		Bolton	Ontario	L7E 5T2	Canada	Trade debt					2,754.04
National Public Safety Info Bureau	P.O. Box 365		Stevens Point	WI	54481		Trade debt					2,470.00
NEOPOST INC.	P.O.BOX 45800		SAN FRANCISCO	CA	94145-0800		Trade debt					464.57
Nightsearcher Limited	94 EAST STREET		WEST SUSSEX	UK	PO 191HD	UK	Trade debt					10,182.64
Northern Tool & Equipment	2800 Southcross Drive		Burnsville	MN	555306		Trade debt					1,014.00
PAETEC COMMUNICATIONS, INC.	P.O. BOX 1283		BUFFALO	NY	14240-1283		Trade debt					27.43
PAM Narrow Fabrics	40 North Main Street		Freeport	NY	11520-2219		Trade debt					3,349.00
Peter Cooper	101 Esworthy Place		North Potomac	MD	20878		Trade debt					4,181.40
PORTABLE AIR	555 S. INDUSTRY RD.		COCOA	FL	32926-5824		Trade debt					133.00
Pratt Induistries (USA)	309 Quarles Road		Ashland	VA	23005		Trade debt					712.50
Precision Machine & Tool Co., Inc.	10101 ‘K’ Bacon Drive		Beltsville	MD	20705		Trade debt					2,880.00
Quickie Tie-Down Enterprise, Inc.	663 W. 2nd Avenue		Mesa	AZ	85210		Trade debt					1,020.00
Radiant Guard	11344 Old Works Drive		Frisco	TX	75035		Trade debt					1,028.79
Reese, Leslie							Wages, salaries and commissions					2,382.55
Reflexite Corp.	315 South Street		New Britain	CT	06051-3719		Trade debt					49,860.15
REGIONAL PEST MANAGEMENT	4333 Washington Blvd		Halethorpe	MD	21227		Trade debt					260.00
Remcon Plastics, Inc.	208 Chestnut Street		Reading	PA	19602		Trade debt					2,696.00
Richard Sullivan	4405 Greenway		Baltimore	MD	21218		Director fees					8,875.00
RR Donnelley Receivables, Inc	PO Box 905151		Charlotte	NC	28290-5151		Trade debt					395.00
SAFECHECKS	P.O.BOX 225		Santa Clara	CA	5052-0225		Trade debt					743.70
Saint-Gobain Performance Plastics	717 Plantation Street		Worcester	MA	01605		Trade debt					31,429.49
SCOTTY, INC.	2065 HENRY AVE. WEST		SIDNEY	BC	V8L 5Z6		Trade debt					6,516.92
Seaman Corporation	1000 Venture Blvd.		Wooster	OH	44691		Trade debt					3,490.99
SHARON MERRILL ASSOCIATES, INC.	77 FRANKLIN STREET		BOSTON	MA	02110		Trade debt					34,544.78
SHUERT INDUSTRIES	6600 Dobry Road		Sterling Heights	MI	48314		Trade debt					2,676.00
SIMONIZ USA INC	201 Boston Turnpike		Bolton	CT	06043		Trade debt					237.54
SKYLIGHT CREATIVE IDEAS	125 NORTH MAIN STREET		BEL AIR	MD	21014		Trade debt					3,828.69
SMART BUSINESS ADVISORY & CONSULTING, LLC	P.O.Box 823		Bryn Mawr	PA	19010-0823		Trade debt		X			20,483.50
SOLUTION DYNAMICS INC.	PO BOX 866		Brookfield	WI	53008		Trade debt					6,051.00
SONICWALL SERVICES	PO Box 49042		SanJose	CA	95161-9955		Trade debt					455.00
Southwest Electronic Energy	12701 Royal Drive		Stafford	TX	77497-0848		Trade debt					17,872.76
SPEAKEASY	P.O.BOX 34938		SEATTLE	WA	98124-1938		Trade debt					770.74
SPRINT	P.O. BOX 541023		LOS ANGELES	CA	90054-1023		Trade debt					783.54
Stegman & Company	405 East Joppa Road		Baltimore	MD	21286		Trade debt					116,215.77
STEVE MANN	330 Dundas St, West		Toronto	Ontario	M5T 1G5	Canada	Trade debt					948.65
Stevenson’s Janitoral Service	3315 Grayvine Lane		Mitchellville	MD	20721		Trade debt					13,072.29
Strouse Corporation	1130 Business Parkway South		Westminster	MD	21157		Trade debt					3,085.99
Suncor Stainless	70 Armstrong Road		Plymouth	MA	02360		Trade debt					3,000.00
T.A. Pelsue Company	2500 South Tejon Street		Englewood	CO	80110-1128		Trade debt					118,207.14
TEARepair, Inc.	2200 Knight Road; Building #2		Land O’Lakes	FL	34639		Trade debt					567.14
Technical Products & Services	145 Route 94		Blairstown	NJ	07825		Trade debt					681.30
TECTURA CORP	C/O HSBC BANK USA		SEATTLE	WA	98101		Trade debt					412.50
Tencarva Machinery Company	7509 Connlly Drive; Suite E		Hanover	MD	21076		Trade debt					6,159.70
Timsco	5300 Beech Place		Temple Hills	MD	20748-2040		Trade debt					2,647.50
Tipco Technologies Inc.	11412 Cronhill Drive		Owings Mills	MD	21117		Trade debt					5,663.15
TMB	10643 GLENOAKS BLVD		PACOIMA	CA	91331		Trade debt					254.78
Todd Parchman	1110 Bryn Mawr Road		Baltimore	MD	21210		Director fees					8,875.00
Top Value Fabrics	Division of TVF Inc.		Carmel	IN	46032-2529		Trade debt					1,770.00
TRC	16775 VON KARMAN AVE		IRVINE	CA	92606		Trade debt					7,643.37
TROUTMAN SANDERS LLP	P.O. BOX 933652		ATLANTA	GA	31193-3652		Trade debt					61,406.65

2

TVI Corporation

Case No. 09-15677

Attachment to Schedule F

Creditors Holding Unsecured Claims

							Date claim was incurred and	Subject to Setoff				Total Amount of
Creditor’s Name	Address 1	Address 2	City	State	Zip Code	Country	consideration for claim	Y/N	Contingent	Unliquidated	Disputed	Claim
Tyco Electronics Corporation	P.O. Box 100985		Atlanta	GA	30384-0985		Trade debt					4,698.42
Uline Shipping Supplies	181 Herrod Boulevard		Dayton	NJ	08810		Trade debt					396.10
UniFirst Corporation	6201 Sheriff Road		Landover	MD	20785		Trade debt					316.85
United Electronics Corporation	11880 State Road		Davie	FL	33325		Trade debt					3,207.57
UNITED HEALTHCARE INSURANCE CO.	22561 NETWORK PLACE		CHICAGO	IL	60673-1225		Trade debt					772.07
United Parcel Services	P.O. Box 7247-0244		Philadelphia	PA	19170-0001		Trade debt					4,628.64
UPS FREIGHT	PO Box 360302		PITTSBURGH	PA	15250-6302		Trade debt					146.58
UPS Supply Chain Solutions, Inc.	28013 Network Place		Chicago	IL	60673-1280		Trade debt					227.90
Valco/Valley Tool & Die, Inc	10020 York Theta Drive		North Royalton	OH	44133		Trade debt					135.00
VANGUARD	950 Boston Street, S.E.		Grand Rapids	MI	49507		Trade debt					8,039.02
VERIZON	P.O. BOX 660720		DALLAS	TX	775266-072		Trade debt					126.63
VERIZON WIRELESS	PO BOX 25505		LEHIGH VALLEY	PA	18002-5505		Trade debt					3,393.11
Voellkel, Sherri							Wages, salaries and commissions					9,030.66
Washington Gas	P.O.BOX 9001036		LOUSIVILLE	KY	40290-1036		Trade debt					9,558.58
Waste Management of Greater Washington	4900 Beech Place		Temple Hills	MD	20748		Trade debt					3,286.88
WHITEFORD, TAYLOR & PRESTON, LLP	SEVEN SAINT PAUL STREET		Baltimore	MD	21202-1626		Trade debt					108,586.12
WILLIS OF MARYLAND INC	P.O.BOX 13613		NEWARK	NJ	07188-0613		Insurance premium financing					140,394.00
WORLD CLASS PACKAGING	10 North Calvert Street		Baltimore	MD	21202		Trade debt					4,840.96
XEROX CAPITAL	SERVICES, LLC		DALLAS	TX	75266-0501		Trade debt					13,386.76
Yellow Transportation	PO Box 5901		Topeaka	KS	66605-0901		Trade debt					25,689.14
Yount, Donald							Wages, salaries and commissions					19,053.62
												$1,921,564.14

3

B 6G (Official Form 6G) (12/07)

In re	TVI CORPORATION	,	Case No.	09-15677
	Debtor			(if known)

SCHEDULE G - EXECUTORY CONTRACTS AND UNEXPIRED LEASES

Describe all executory contracts of any nature and all unexpired leases of real or personal property. Include any timeshare interests. State nature of debtor’s interest in contract, i.e., “Purchaser,” “Agent,” etc. State whether debtor is the lessor or lessee of a lease. Provide the names and complete mailing addresses of all other parties to each lease or contract described. If a minor child is a party to one of the leases or contracts, state the child’s initials and the name and address of the child’s parent or guardian, such as “A.B., a minor child, by John Doe, guardian.” Do not disclose the child’s name. See, 11 U.S.C. §112 and Fed. R. Bankr. P. 1007(m).

☐ Check this box if debtor has no executory contracts or unexpired leases.

NAME AND MAILING ADDRESS, INCLUDING ZIP CODE, OF OTHER PARTIES TO LEASE OR CONTRACT.	DESCRIPTION OF CONTRACT OR LEASE AND NATURE OF DEBTOR’S INTEREST. STATE WHETHER LEASE IS FOR NONRESIDENTIAL REAL PROPERTY. STATE CONTRACT NUMBER OF ANY GOVERNMENT CONTRACT.

See Schedule G Attachment

TVI Corporation
Case No. 09-15677
Attachment to Schedule G
Executory contracts and unexpired leases

								Non-
								Residential
								Real Property
Party to Contract	Address 1	Address 2	City	State	Country	Zip Code	Description	Y/N
ADP Payroll Services	1 ADP Blvd.		Roseland	NJ		07068	Third party payroll service provider- MTM	N
ADP Screening Services	301 Remington Street		Fort Collins	CO		80524	Third party payroll service provider- MTM	N
							2009 Acura RL 39 month lease / American
Karen Radley Acura	14700 Jeff Davis Highway		Woodbridge	VA		22191	Honda Finance Corp	N
	c/o First Potomac Management	7600 Wisconsin Avenue, 11th					Realty lease - 7100 Holladay Tyler Road, Glenn
Glenn Dale Business Center, L.L.C.	LLC	Floor	Bethesda	MD		20814	Dale, MD 20769	Y
XEROX Corporation	45 Glover Ave.	PO Box 4505	Norwalk	CT		06856	Copier lease - W5645PTC - install 4/08	N
XEROX Corporation	45 Glover Ave.	PO Box 4505	Norwalk	CT		06856	Copier lease - W5645PTC - install 8/08	N
XEROX Corporation	45 Glover Ave.	PO Box 4505	Norwalk	CT		06856	Copier lease - WC7665PC - install 4/07	N
XEROX Corporation	45 Glover Ave.	PO Box 4505	Norwalk	CT		06856	Copier lease - WC232C - insatll 4/07	N
De Lange Landen Financial Services	1111 Old Eagle School Rd.		Wayne	PA		19087	Copier lease	N
Aronson & Company	700 King Farm Blvd	Suite 300	Rockville	MD		20850	GSA Schedule services	N
Harley Hughes	5208 Bedlington Terr		Alexandria	VA		22304	Employment Agreement	N
Sherri Voelkel	500 Southview Drive		Riva	MD		21140	Retention Agreement	N
Donald Yount	1543 Whispering Wood Circle		Allentown	PA		18106	Employment Agreement	N
Donald Yount	1543 Whispering Wood Circle		Allentown	PA		18106	Retention Agreement	N
John McMullen	12618 Harbor Drive		Woodbridge	VA		22192	Retention Agreement	N
Direct Marketing Productions, Inc. dba
Technology Forums	14408 Chantilly Crossing Lane	Box 662	Chantilly	VA		20151	Trade Show - Army National Guard	N
	Verizon Wireless Bankruptcy
Verizon Wireless	Administration	PO Box 3397	Bloomington	IL		61702	Mobile Phone Agreement	N
Sprint Nextel Corporation	6200 Sprint Pkwy.		Overland Park	KS		66251	Mobile Phone Agreement	N
AT&T Mobility	Glenridge Highlands	Two, 5565 Glenridge Connector	Atlanta	GA		30342	Mobile Phone Agreement	N
Citrix Online	6500 Hollister Ave.		Goleta	CA		93117	Service Agreement	N
							Research & Development Termination
Safety Tech AG	Frohburgstrasse 20A	CH-8005	Zurich		Switzerland		Agreement	N
TACOM - Rock Island	AMSTA-LC-CBK-A		Rock Island	IL		61299	Sale of C2A1 Filter Canisters	N
Sharon Merrill	77 Franklin Street		Boston	MA		02110	Investor Relations	N
Willis	P.O.BOX 13613		Newark	NJ		07188-0613	General business insurance premium	N
AICCO	1001 Winstead Drive		Cary	NC		27513	Insurance premium financing	N
Liberty Mutual	P.O. Box 7247-0109		Philadelphia	PA		19170-0109	Workman’s Compensation Insurance premium	N
							Master Services Agreement - Sales and Use
Dillon Tax Consulting	4 Steele Avenue		Annapolis	MD		21401	Tax Consulting	N
Gross Mendelsohn	36 South Charles Street	18th Floor	Baltimore	MD		21201-3172	Income Tax Preparation and Consulting	N
SMART Business Advisory Services	P.O.Box 823		Bryn Mawr	PA		19010-0823	Sarbanes Oxley Consulting	N
Stegman and Company	405 East Joppa Road		Baltimore	MD		21286	Independent Auditor	N
Fisher Scientific Company, LLC	2000 Park Lane		Pittsburg	PA		15275	Distributor Agreement	N
Professional Protection Systems	Protection House, Milton Keynes	Sherbourne Drive, Tilbrook	Bucks MK178AP		UK		Distributor Agreement	N
EAI Corporation	1308 Continental Drive	Suite J	Abingdon	MD		21009	Distributor Agreement	N
OPEC Systems Pty, Ltd.	3/4 Aquatic Drive	Frenchs Forest NSW 2086	Australia				Distributor Agreement	N
Cardinal Health, Inc.	1430 Waukegan Road		McGaw Park	IL		60085	Distributor Agreement	N
TSL Aerospace Technology	15724 Hurontario St.	Caledon	Ontario	L7C 2C4	Canada		Distributor Agreement	N
North America Fire Equipment Company, Inc.	Unknown						Distributor Agreement	N
Global	444 Kelley Drive		West Berlin	NJ		08091	Distributor Agreement	N
Pro-Am Safety, Inc.	551 Keystone Drive		Warrendale	PA		15086	Distributor Agreement	N
Ferno Systems	Unknown						Distributor Agreement	N
ARAMSCO, Inc.	1655 Imperial Way		Thorofare	NJ		08086	Distributor Agreement	N
Vallen Safety Products	2916 Walden Avenue	Suite 250	DePew	NY		14043	Distributor Agreement	N
Paul Boye	1564, route de Lagardelle	F-31810 Le Vernet	France				Distributor Agreement	N
Falcon Systems Engineering Corporation	2111 Baldwin Avenue	Suite 4	Crofton	MD		21114	Distributor Agreement	N
ManTech Advanced Systems International	14119-A Sullyfield Circle	2nd Floor	Chantilly	VA		20151	Distributor Agreement	N
Acklands-Grainger, Inc.	Unknown						Distributor Agreement	N
EMS Innovation	P.O. Box 239		Pasadena	MD		21122	Distributor Agreement	N
Thales Security Systems SAS	18 Avenue du Maredhal Juin	92362 Meudon La Foret Cedex	France				Distributor Agreement	N
Life Safety Systems	343 Soquel Avenue	Suite 317	Santa Cruz	CA		95062	Distributor Agreement	N

B 6H (Official Form 6H) (12/07)

In re	TVI Corporation	,	Case No.	09-15677
	Debtor			(if known)

SCHEDULE H - CODEBTORS

Provide the information requested concerning any person or entity, other than a spouse in a joint case, that is also liable on any debts listed by the debtor in the schedules of creditors. Include all guarantors and co-signers. If the debtor resides or resided in a community property state, commonwealth, or territory (including Alaska, Arizona, California, Idaho, Louisiana, Nevada, New Mexico, Puerto Rico, Texas, Washington, or Wisconsin) within the eight-year period immediately preceding the commencement of the case, identify the name of the debtor’s spouse and of any former spouse who resides or resided with the debtor in the community property state, commonwealth, or territory. Include all names used by the nondebtor spouse during the eight years immediately preceding the commencement of this case. If a minor child is a codebtor or a creditor, state the child’s initials and the name and address of the child’s parent or guardian, such as “A.B., a minor child, by John Doe, guardian.” Do not disclose the child’s name. See, 11 U.S.C. §112 and Fed. R. Bankr. P. 1007(m).

☐   Check this box if debtor has no codebtors.

NAME AND ADDRESS OF CODEBTOR	NAME AND ADDRESS OF CREDITOR

Safety Tech International, Inc.	Branch Banking and Trust Co.
5703 Industry Lane	8200 Greensboro Drive, Suite 1000
Frederick, MD 21704	McLean, VA 22102-3857

Signature Special Event Services, Inc.	Branch Banking and Trust Co.
1332 Londontown Blvd., Building B	8200 Greensboro Drive, Suite 1000
Eldersburg, MD 21784	McLean, VA 22102-3857

CAPA Manufacturing Corp.	Branch Banking and Trust Co.
7100 Holladay Tyler Road	8200 Greensboro Drive, Suite 1000
Glenn Dale, MD 20769	McLean, VA 22102-3857

B6 Declaration (Official Form 6 - Declaration) (12/07)

In re	TVI CORPORATION	,	Case No.	09-15677
	Debtor			(if known)

DECLARATION CONCERNING DEBTOR’S SCHEDULES

DECLARATION UNDER PENALTY OF PERJURY BY INDIVIDUAL DEBTOR

I declare under penalty of perjury that I have read the foregoing summary and schedules, consisting of 20 sheets, and that they are true and correct to the best of my knowledge, information, and belief.

Date	Signature:
Debtor

Date	Signature:
(Joint Debtor, if any)

[If joint case, both spouses must sign.]

DECLARATION AND SIGNATURE OF NON-ATTORNEY BANKRUPTCY PETITION PREPARER (See 11 U.S.C. § 110)

I declare under penalty of perjury that: (1) I am a bankruptcy petition preparer as defined in 11 U.S.C. § 110; (2) I prepared this document for compensation and have provided the debtor with a copy of this document and the notices and information required under 11 U.S.C. §§ 110(b), 110(h) and 342(b); and, (3) if rules or guidelines have been promulgated pursuant to 11 U.S.C. § 110(h) setting a maximum fee for services chargeable by bankruptcy petition preparers, I have given the debtor notice of the maximum amount before preparing any document for filing for a debtor or accepting any fee from the debtor, as required by that section.

Printed or Typed Name and Title, if any,	Social Security No.
of Bankruptcy Petition Preparer	(Required by 11 U.S.C. § 110.)

If the bankruptcy petition preparer is not an individual, state the name, title (if any), address, and social security number of the officer, principal, responsible person, or partner who signs this document.

Address

X
Signature of Bankruptcy Petition Preparer	Date

Names and Social Security numbers of all other individuals who prepared or assisted in preparing this document, unless the bankruptcy petition preparer is not an individual:

If more than one person prepared this document, attach additional signed sheets conforming to the appropriate Official Form for each person.

A bankruptcy petition preparer’s failure to comply with the provisions of title 11 and the Federal Rules of Bankruptcy Procedure may result in fines or imprisonment or both. 11 U. S.C. § 110; 18 U.S.C. § 156.

DECLARATION UNDER PENALTY OF PERJURY ON BEHALF OF A CORPORATION OR PARTNERSHIP

I, the Treasurer & Secretary [the president or other officer or an authorized agent of the corporation or a member or an authorized agent of the partnership ] of the corporation [corporation or partnership] named as debtor in this case, declare under penalty of perjury that I have read the foregoing summary and schedules, consisting of 20 sheets (Total shown on summary page plus 1), and that they are true and correct to the best of my knowledge, information, and belief.

Date	05/05/2009
Signature:		/s/ Sherri Voelkel

Sherri Voelkel
[Print or type name of individual signing on behalf of debtor.]

[An individual signing on behalf of a partnership or corporation must indicate position or relationship to debtor.]

Penalty for making a false statement or concealing property: Fine of up to $500,000 or imprisonment for up to 5 years or both. 18 U.S.C. §§ 152 and 3571.